Exhibit j under Form N-1A
                                               Exhibit 23 under Item 601/Reg S-K


                     CONSENT OF INDEPENDENT AUDITORS



     We consent to the  reference  to our firm  under the  caption  "Independent
Auditors" and to the use of our report dated December 12, 2001, in Post-Effective Amendment Number 20 to the Registration St atement (Form N-1A Number 33-33852) of FEDERATED INDEX TRUST dated December 31, 2001.



By: /s/ ERNST & YOUNG
    Ernst & Young
Boston, Massachusetts
December 28, 2001